    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


                Right to Purchase ___________ Shares of Common Stock
                           of Cortex Pharmaceuticals Inc.


                              _________________________

                            Common Stock Purchase Warrant


     Cortex Pharmaceuticals Inc., a Delaware corporation having an address at 15241 Barranca Parkway, Irvine, CA 92618 (the "COMPANY"), hereby certifies that for Ten United States Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [______________________________________], having an address at
_______________________________ ("PURCHASER") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time after the date hereof and ending forty-eight (48) months from June 5, 1997 _____________________ shares of fully paid and nonassessable shares of Common Stock, [________] par value, of the Company (the "COMMON STOCK"), at the Exercise Price (hereinafter defined), as the same may be adjusted pursuant to Section 5 herein.

    1.   DEFINITIONS.

         (a) the term "ACT" shall mean the Securities Act of 1933, as amended.

         (b) the term "ADJUSTMENT DATE" shall mean January 1, 1998 and each January 1st thereafter during the term of this Warrant

         (c) the term "ADJUSTMENT FACTOR" shall mean, with respect to any Adjustment Date, the number determined by reference to the following table:


                       ADJUSTMENT DATE    ADJUSTMENT FACTOR

                       JANUARY 1, 1998           1.2
                       JANUARY 1, 1999           1.3
                       JANUARY 1, 2000           1.4
                       JANUARY 1, 2001           1.5

         (d) the term "ADJUSTED EXERCISE PRICE" shall mean the Initial Exercise Price MULTIPLIED BY the Adjustment Factor.

         (e) the term "AVERAGE STOCK PRICE" shall have the meaning set forth in the Certificate of Designation, Rights, Preferences and Privileges of the Company's Series A Convertible Preferred Shares, as amended and in effect from time to time.

         (f) the term "EXCHANGE ACT" shall mean the Securities and Exchange Act of 1934, as amended.

         (g) the term "FIRST CLOSING DATE" shall have the meaning set forth in the Subscription Agreement.

         (h) the term "INITIAL EXERCISE PRICE" shall mean the Average Stock Price immediately preceding the First Closing Date.

         (i) the term "RULE 144" shall mean Rule 144 promulgated under the Act, as amended, and any successor rules promulgated under the Act.

         (j) the term "SEC" or "COMMISSION" shall mean the Securities and Exchange Commission or any successor agency.

         (k) the term "SUBSCRIPTION AGREEMENT" shall mean the Convertible Securities Subscription Agreement by and between the Purchaser and the Company, dated of June 5, 1997, as the same may be amended and in effect from time to time.

         (l) the term "WARRANT HOLDER" shall mean the Purchaser or any assignee of all or any portion of this Warrant at any given time who, at the time of assignment, acquired the right to purchase at least 2000 Warrant Shares (such number being subject to adjustment after the date hereof pursuant to Section 5 herein).

         (m) the term "WARRANT SHARES" shall mean the shares of Common Stock or other securities issuable upon exercise of this Warrant.

         (n) other terms used herein without definition which are defined in the Subscription Agreement shall have the same meanings herein as therein.

    2.   EXERCISE OF WARRANT.

         (a) EXERCISE. This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time by surrender of this Warrant, together with the form of subscription at the end hereof duly executed by the Warrant Holder, and delivery of the Exercise Price (as determined by reference to Section 2(c) below) for such Warrant Shares to the Company, at the Company's principal office. In the event the Registration Statement (as defined in the Registration Rights Agreement, of even date herewith, by and between the Purchaser and the Company) is not declared effective by the SEC by the seventy-fifth (75th) calendar day after the First Closing Date, then as an alternative to the method of exercise described in the first sentence of this Section 2(a), at any time thereafter when the Registration Statement shall not be effective or be subject to a stop order or other prohibition on sale of Common Stock thereunder, the Holder hereof may exercise its right to purchase some or all of the shares of Common Stock pursuant to this Warrant, on a net basis, such that, without the exchange of any funds, the Holder hereof receives that number of shares of Common Stock subscribed to pursuant to this Warrant less that number of shares of Common Stock having an aggregate Average Stock Price at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the Holder for the number of shares of Common Stock subscribed to under this Warrant.

         (b) PARTIAL EXERCISES. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, after receipt by it of a form of Warrant reflecting such adjusted Warrant Shares, at its expense, shall forthwith issue and deliver to or upon the order of the Warrant Holder a new Warrant of like tenor in the name of the Warrant Holder or as the Warrant Holder (upon payment by the Warrant Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.

         (c) DETERMINATION OF EXERCISE PRICE. For the period from the date hereof until the first Adjustment Date, the Exercise Price shall be the Initial Exercise Price. Thereafter on each Adjustment Date, if during the most recent full calendar year immediately preceding such Adjustment Date (or in the case of the January 1, 1998 Adjustment Date, during the period from the First Closing Date to December 31, 1997), the Average Stock Price of the Common Stock was greater than or equal to the Adjusted Exercise Price for any period of five (5) consecutive trading days, then as of such Adjustment Date, the Exercise Price shall be the Adjusted Exercise Price.

    3.   DELIVERY OF STOCK CERTIFICATES.

         (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder (upon payment by the Warrant Holder of any applicable transfer taxes) may lawfully direct, a certificate or certificates for the number of fully paid and non- assessable shares of Common Stock to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise.

         (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then the number of Warrant Shares for which this Warrant shall have been exercised shall be rounded up or down to the nearest whole number of Warrant Shares.

    4.   COVENANTS OF THE COMPANY.

         (a) The Company shall use its best efforts to insure that a Registration Statement under the Act covering the issuance of the Warrant Shares and the resale or other disposition thereof by the Warrant Holder is effective as provided in the Registration Rights Agreement.

         (b) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation the notification of the National Association of Securities Dealer, Inc., for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder under this Warrant.

         (c) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps necessary and within its control to insure that the Common Stock remains listed on Nasdaq and shall not amend its Certificate of Incorporation or By-laws so as to adversely affect in any material way any rights of the Warrant Holder under this Warrant.

         (d) The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

         (e) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to the Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant.

         (f) With a view to making available to the Warrant Holder the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit the Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

              (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

              (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

              (iii) furnish to any Warrant Holder forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be requested to permit any such Warrant Holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

    5. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

         (a) SUBDIVISIONS, COMBINATIONS AND OTHER ISSUANCES. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.

         (b) STOCK DIVIDEND. If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into or exchangeable or exercisable for Common Stock ("COMMON STOCK EQUIVALENTS") without payment of any consideration by holders of Common Stock for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable) for such dividend shall equal the aggregate amount so payable immediately before such record date (or on the date of such distribution, if applicable).

         (c) OTHER DISTRIBUTIONS. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into Common Stock), then the Company shall decrease the per share Exercise Price of this Warrant by an appropriate amount based upon the value distributed on each share of Common Stock as determined in good faith by the Company's Board of Directors.

         (d) MERGER, ETC. The Company shall give written notice to the Warrant Holder of any proposed merger or consolidation of the Company with or into another entity or transfer of all or substantially all of the assets of the Company to another entity at least two weeks prior to the planned effective date of such transaction. The Warrant Holder shall be entitled just prior to such transfer, merger or consolidation becoming effective, and upon payment of the aggregate Exercise Price then in effect, to exercise this Warrant. If the notice described in this Section 5(d) is given and Warrant Holder elects not to exercise this Warrant prior to such transfer, merger or consolidation becoming effective, then this Warrant shall expire upon the effective date of such transfer, merger or consolidation. In the event the Company fails to give the notice described in this Section 5(d) then the Warrant Holder shall be entitled to receive upon such transfer, merger or consolidation becoming effective, and upon payment of the aggregate Exercise Price in effect as of such effective date, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant been exercised just prior to such transfer, merger or consolidation becoming effective.

         (e) RECLASSIFICATION, ETC. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

         (f) EXERCISE PRICE ADJUSTMENT. In the event that the Company issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock, or any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, its Common Stock or any such convertible or exchangeable securities (other than shares or options issued or which may be issued pursuant to the Company's employee, consultant or director option plans or shares issued upon exercise of options, warrants or rights outstanding on the date of the Subscription Agreement and listed in the Exchange Act Reports) at an effective purchase price per share which is less than product of (.75) multiplied by the Average Stock Price of the Common Stock immediately preceding such issue or sale, then in each such case, the Exercise Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Exercise Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, including, without duplication, those deemed to have been issued under any provision of the Certificate of Designation and the Warrants, PLUS (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such Average Stock Price or Exercise Price, as the case may be, then in effect; and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale including, without duplication, those deemed to have been issued under any provision of the Certificate of Designation and Warrants. For purposes of the foregoing fraction, Common Stock outstanding shall include, without limitation, any then outstanding warrants and options for Common Stock or securities of the Company convertible into shares of Common Stock, whether or not they are exercisable or convertible when such fraction is to be determined.

     The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Exercise Price pursuant to this paragraph 5(f), so that after such adjustments the aggregate Exercise Price payable hereunder for the increased number of shares shall be the same as the aggregate Exercise Price in effect just prior to such adjustments.

     Upon the expiration or termination, prior to exercise, conversion or exchange thereof, of (i) any securities which are convertible into or exchangeable for Common Stock, (ii) any warrants or other rights to subscribe for or to purchase Common Stock, or (iii) any options for the purchase of Common Stock, which the issuance or sale thereof by the Company gave rise to any adjustment to the Exercise Price pursuant to this Section 5(f), appropriate re-adjustments shall be made to the Exercise Price so that the Exercise Price is that same as it would have been had such unexercised, unconverted or unexchanged securities, warrants or options had never been issued or sold.

    6. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and
(b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

    7. NOTICE OF ADJUSTMENTS; NOTICES. Whenever the Exercise Price or number of Shares purchasable hereunder shall be adjusted pursuant to Section 5 hereof, the Company shall execute and deliver to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Warrant Holder.

    8. RIGHTS AS STOCKHOLDER. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

    9. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company, upon receipt by it of a form of Warrant reflecting the terms of the new Warrant, at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

    10.  SPECIFIC ENFORCEMENT; CONSENT TO JURISDICTION.

         (a) The Company and the Warrant Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

         (b) Each of the Company and the Warrant Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the

Southern District of New York for the purposes of any suit, action or proceeding arising out of or relating to this Warrant and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Warrant Holder consents to process being served in any such suit, action or proceeding by mailing via certified mail a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

    11. ENTIRE AGREEMENT; AMENDMENTS. This Warrant, the Exhibits hereto and the provisions contained in the Subscription Agreement, the Certificate of Designation or the Registration Rights Agreement and incorporated into this Warrant and the Warrant Shares contain the entire understanding of the parties with respect to the matters covered hereby and thereby and, except as specifically set forth herein and therein, neither the Company nor the Warrant Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

    12. RESTRICTED SECURITIES. Sections 4.5, 5.1, 5.2 and 5.3 of the Subscription Agreement are incorporated herein by reference and hereby made a part hereof.

    13. NOTICES. Unless otherwise provided herein, notices and other deliveries to be made hereunder shall be made by hand or by registered or certified mail (return receipt requested and postage and charges prepaid), by a nationally recognized overnight courier (charges prepaid), or by telecopier (in which case a copy shall also be sent by nationally recognized overnight courier).

         to the Company:

                        Cortex Pharmaceuticals Inc.
                        15241 Barranca Parkway
                        Irvine, CA 92618
                        Attn:  President
                        Fax:  714-727-3657
         with copies to:

                        Stradling, Yocca, Carlson & Rauth
                        660 Newport Center Drive, Suite
                        1600
                        P.O. Box 7680
                        Newport Beach, CA 92660-6441
                        Attn:  Lawrence B. Cohn, Esq.
                        Fax:  714-725-4100

         to the Warrant Holder:

                        Attn:
                        Fax:

         with copies to:

                        Attn:
                        Fax:

Such notices and other deliveries shall be deemed delivered and received, if made by hand or telecopier on the date given, if made by overnight courier, on the next business day after the date deposited with such courier with instructions and prepayment for next day delivery, and if sent by registered or certified mail, on the third business day following the mailing thereof. Either party hereto may from time to time change its address for notices under this Section 13 by giving at least 10 days prior written notice of such changed address to the other party hereto.

         14. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         15. EXPIRATION. The right to exercise this Warrant shall expire forty-eight (48) months after June 5, 1997.

                        [Signatures on next page.]

Dated:  June 5, 1997                                CORTEX PHARMACEUTICALS INC.


                                                    By:________________________
                                                    Title:_____________________

[CORPORATE SEAL]

Attest:

By:_______________________
Its:

                                                    NAME OF INVESTOR:

                                                    [                          ]


                                                    By:
                                                    Title:

                               FORM OF WARRANT EXERCISE
                      (TO BE SIGNED ONLY ON EXERCISE OF WARRANT)

TO _________________________

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _________ shares of Common Stock of Cortex Pharmaceuticals Inc., a Delaware corporation (the "COMPANY"), and herewith makes payment of $__________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _________________, whose address is __________________.


Dated:                                              ___________________________

                                                    (Signature must conform to
                                                    name of holder as specified
                                                    on the face of the Warrant)

                                                    ___________________________
                                                             (Address)

                                                    Tax Identification
                                                    Number:____________________

                                  FORM OF ASSIGNMENT
                      (TO BE SIGNED ONLY ON TRANSFER OF WARRANT)

For value received, the undersigned hereby sells, assigns, and transfers unto _________________ the right represented by the within Warrant to purchase
_____________ shares of Common Stock of Cortex Pharmaceuticals Inc., a Delaware corporation, to which the within Warrant relates, and appoints _________________ Attorney to transfer such right on the books of Cortex Pharmaceuticals Inc., with full power of substitution the premises.

Dated:                                              ___________________________

                                                    (Signature must conform to
                                                    name of holder as specified
                                                    on the face of the Warrant)

                                                    ___________________________

                                                            (Address)
Signed in the presence of:

____________________________